Exhibit 10.1

EXECUTION VERSION

PURCHASE AGREEMENT

THIS PURCHASE AGREEMENT is made as of November 14, 2017 by and between Leap Therapeutics, Inc. (the “Company”), a corporation organized under the laws of the State of Delaware, with its principal offices at 47 Thorndike Street, Suite B1-1, Cambridge, Massachusetts 02141, and the purchaser whose name and address is set forth on the signature page hereof (the “Purchaser”).

IN CONSIDERATION of the mutual covenants contained in this Purchase Agreement, the Company and the Purchaser hereby agree as follows:

SECTION 1.         Authorization of Sale of the Shares and the Warrants.  Subject to the terms and conditions of this Purchase Agreement, the Company has authorized the issuance and sale of up to 2,958,094 shares (the “Shares”) of common stock, par value $0.001 per share (the “Common Stock”), of the Company, and 2,958,094 warrants (the “Warrants”) to purchase up to 2,958,094 shares of Common Stock (the “Warrant Shares” and, together with the Shares and the Warrants, the “Securities”).

SECTION 2.         Agreement to Sell and Purchase the Securities.  Subject to and upon the terms and conditions of this Purchase Agreement, at the Closing (as defined in Section 3), the Company will issue and sell to the Purchaser, and the Purchaser will buy from the Company, the number of Shares and Warrants at the purchase price shown below:

Number of Shares to be Purchased	Number of Warrants to be Purchased	Price Per Unit		Aggregate Purchase Price
[ ]	[ ]	$	[ ]	$	[ ]

The Company proposes to enter into this same form of purchase agreement, including the form of warrant attached hereto as Exhibit A, with certain other investors (the “Other Purchasers”) and expects to complete sales of shares of Common Stock and warrants to purchase Common Stock to them.  The Purchaser and the Other Purchasers are hereinafter sometimes collectively referred to as the “Purchasers,” and this Purchase Agreement, the Warrant, and the purchase agreements and warrants executed by the Other Purchasers are hereinafter sometimes collectively referred to as the “Agreements.”  The term “Placement Agents” shall mean Raymond James & Associates, Inc. and Ladenburg Thalmann & Co. Inc., acting severally and not jointly.

SECTION 3.         Delivery of the Shares and the Warrants at the Closing.  The completion of the purchase and sale of the Shares and the Warrants being purchased hereunder (the “Closing”) shall occur at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110, promptly following the satisfaction of all conditions for Closing set forth below (the “Closing Conditions”), or on such later date or at such different location as the parties shall agree to in writing, but not prior to or later than the third business day after, the date that the Closing Conditions have been satisfied or waived by the appropriate party (the “Closing Date”).

At the Closing, the Purchaser shall deliver, in immediately available funds, the full amount of the purchase price for the Shares and the Warrants being purchased hereunder by wire transfer to an account designated by the Company and the Company shall deliver to the Purchaser (or its designated custodian per its delivery instructions):  (i) one or more stock certificates registered in the name of the Purchaser, or in such nominee name(s) as designated by the Purchaser in writing representing, or confirmation of instruction given by the Company to Continental Stock Transfer & Trust Company, as transfer agent of the Common Stock, to register the Shares in book-entry form with respect to, the number of Shares set forth in Section 2 above and bearing an appropriate legend referring to the fact that the Shares were sold in reliance upon the exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) thereof; and (ii) one or more certificates representing the Warrants registered in the name of the Purchaser, or in such nominee name(s) as designated by the Purchaser in writing, in substantially the form attached hereto as Exhibit A, representing the number of Warrants set forth in Section 2 above and bearing an appropriate legend referring to the fact that the Warrants were sold in reliance upon the exemption from registration under the Securities Act provided by Section 4(a)(2) thereof. At such time as the registration statement filed by the Company pursuant to Section 7.1 hereof (the “Resale Registration Statement”) becomes effective, the Company shall deliver to the Company’s transfer agent written instructions in proper form to the effect that, notwithstanding any legend contemplated under Section 5.9 hereof that is set forth in any certificate or certificates or book-entry designation representing any of the Shares or the Warrants being purchased hereunder, the Company’s transfer agent can implement and effect any proposed sale by the Purchaser of any of such Shares if such proposed sale is under the Resale Registration Statement and the Purchaser has complied with all of its obligations under Section 5.12(a) hereof.  The name(s) in which the stock certificate(s) and warrant certificate(s) are to be registered or book-entries are to be made are set forth in the Stock Certificate Questionnaire attached hereto as part of Appendix I.  For the avoidance of doubt, notwithstanding anything in this Purchase Agreement to the contrary, at the request of the Purchaser, in lieu of issuing certificates for the Shares, the Company will instruct the Transfer Agent to register uncertificated Shares in book-entry form on the books of the Company and any provision herein that applies to the certificated shares or the legends on such certificates shall apply to the Shares in uncertificated form.

The Company’s obligation to complete the purchase and sale of Shares and the Warrants and deliver such stock certificate(s) and warrant certificate(s) to the Purchaser at the Closing shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) receipt by the Company of same-day funds in the full amount of the purchase price for the Shares and the Warrants being purchased hereunder and the shares of Common Stock and warrants being purchased under each of the other Agreements executed by an Other Purchaser; (b) the execution and delivery to the Company by the Purchaser and the Other Purchasers of each Agreement and completion of the purchases and sales under the Agreements with the Other Purchasers; and (c) the accuracy of the representations and warranties made by the Purchaser and the Other Purchasers and the fulfillment of those undertakings of the Purchaser and the Other Purchasers to be fulfilled prior to the Closing. The Purchaser’s obligation to accept delivery of such stock certificate(s) and warrant certificate(s) or acknowledge the registration of such uncertificated Shares on the books and records of the Company and to pay for the Securities evidenced thereby shall be subject to the following conditions: (a) each of the representations and warranties of the Company made in Section 4 hereof shall be accurate as of the Closing Date as if made at and as of the Closing Date (except to the extent that any of such representations and warranties is expressly made as of an earlier date, in which case such representations and warranties shall be accurate as of such earlier date), except where the failure of such representations and warranties to be so true and correct (without giving effect to any limitation as to “materiality” or “Material Adverse Effect” set forth therein), individually or in the aggregate, has not had, and would not reasonably be expected to have, a Material Adverse Effect (as defined in Section 4.4 below); (b) the fulfillment in all material respects of those undertakings of the Company to be fulfilled prior to the Closing; (c) the execution and delivery to the Company of a voting agreement, in substantially the form attached hereto as Exhibit B (the “Voting Agreement”),  by holders of at least a majority of the issued and outstanding shares of capital stock of the Company immediately prior to the date of this Purchase Agreement, pursuant to which such holders shall agree to vote all of the shares of capital stock of the Company owned by them in favor of the matters that constitute the Stockholder Approval; (d) confirmation by the Company that the total amount being raised by the Company pursuant to all Agreements with the Purchaser and all Other Purchasers is equal to at least $18 million; (e) the receipt by the Purchaser of a legal opinion addressed to the Purchasers and the Placement Agents from Morgan, Lewis & Bockius LLP, counsel to the Company; and (f) receipt by the Purchaser of a certificate executed by the chief executive officer and the chief financial or accounting officer of the Company, dated as of the Closing Date, to the effect that the conditions set forth in the foregoing clauses (a) and (b) have been satisfied.  The Purchaser’s obligations hereunder are expressly conditioned on the purchase by all of the Other Purchasers of the shares of Common Stock and warrants that they have agreed to purchase from the Company pursuant to the Agreements executed by each of the Other Purchasers and the Company.

SECTION 4.         Representations, Warranties and Covenants of the Company.  Except as such information may be otherwise disclosed in the reports, schedules, forms, statements and other documents filed by the Company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, and any amendment filed in relation thereto, being collectively referred to herein as the “SEC Reports”), which disclosures qualify these representations and warranties in their entirety, the Company hereby represents and warrants to, and covenants with, the Purchaser as follows:

4.1          Organization and Qualification.  The Company is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and the Company is qualified to do business as a foreign corporation in each jurisdiction in which qualification is required, except where failure to so qualify would not have a Material Adverse Effect (as defined herein).  Each of the Company’s subsidiaries (each a “Subsidiary” and collectively the “Subsidiaries”) is a direct or indirect wholly owned subsidiary of the Company.  Each Subsidiary is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and is qualified to do business as a foreign corporation in each jurisdiction in which qualification is required, except where failure to so qualify would not have a Material Adverse Effect.

4.2          Authorized Capital Stock.  As of June 30, 2017, the Company had duly authorized and validly issued outstanding capitalization as set forth in the SEC Reports.  The issued and outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and, as of the date of this Purchase Agreement, conform in all material respects to the description contained in the SEC Reports. The Company does not have outstanding as of the date of this Purchase Agreement any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations.  With respect to each of the Subsidiaries (i) all the issued and outstanding shares of such Subsidiary’s capital stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and (ii) there are no outstanding options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of such Subsidiary’s capital stock or any such options, rights, convertible securities or obligations.

4.3          Issuance, Sale and Delivery of the Shares and the Warrants.  The Securities being purchased hereunder have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Purchase Agreement, and with respect to the Warrant Shares, upon payment of the exercise price pursuant to the terms of the Warrants, will be validly issued, fully paid and nonassessable and free and clear of all liens, encumbrances and rights of refusal of any kind and the Purchaser shall be entitled to all rights accorded to a holder of Common Stock.  The Warrant Shares have been duly and validly reserved from the Company’s authorized capital stock. Except for the rights described in this Purchase Agreement, no stockholder of the Company has any right to require the Company to register the sale of any capital stock owned by such stockholder under the Resale Registration Statement.  No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Shares and the Warrants to be sold by the Company as contemplated herein.

4.4          Due Execution, Delivery and Performance of the Agreement. The Company has full legal right, corporate power and authority to enter into this Purchase Agreement and perform the transactions contemplated hereby.  This Purchase Agreement has been duly authorized, executed and delivered by the Company.  This Purchase Agreement constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting the enforcement of creditors’ rights and the application of equitable principles relating to the availability of remedies, and except as rights to indemnity or contribution, including but not limited to, indemnification provisions set forth in Section 7.3 of this Purchase Agreement may be limited by federal or state securities law or the public policy underlying such laws.  The execution and performance of this Purchase Agreement by the Company and the consummation of the transactions herein contemplated will not violate any provision of the certificate of incorporation or bylaws of the Company or the organizational documents of any Subsidiary and will not result in the creation of any lien, charge, security interest or encumbrance upon any assets of the Company or any Subsidiary pursuant to the terms or provisions of, or will not conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which any of the Company or any Subsidiary is a party or by which any of the Company or any Subsidiary or their respective properties may be bound or affected and in each case that would have a Material Adverse Effect or any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental agency or body applicable to the Company or any Subsidiary or any of their respective properties.  No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental agency or body is required for the execution and delivery of this Purchase Agreement or the consummation of the transactions contemplated by this Purchase Agreement, except for compliance with the Blue Sky laws and federal securities laws applicable to the offering of the Shares and the Warrants.  For the purposes of this Purchase Agreement, the term “Material Adverse Effect” shall mean a material adverse effect on the condition (financial or otherwise), properties, business, prospects or results of operations of the Company and its Subsidiaries, taken as a whole, except any of the following, either alone or in combination, shall not be deemed a Material Adverse Effect:  (i) effects caused by changes or circumstances affecting general economic or political conditions or conditions in securities markets or that are generally applicable to the industry in which the Company or its Subsidiaries operate, provided that such effects do not adversely affect the Company and its Subsidiaries, taken as a whole, in a disproportionate manner, or (ii) effects caused by any event, occurrence or condition resulting from or relating to the taking of any action in accordance with this Purchase Agreement.

4.5          Accountants.  EisnerAmper LLP, who have certified certain financial statements of the Company, whose report is included in the SEC Reports, are registered independent public accountants as required by the Securities Act and the rules and regulations promulgated thereunder and by the rules of the Public Accounting Oversight Board. There are no disagreements of any kind presently existing between the Company and EisnerAmper LLP.

4.6          No Defaults or Consents. Neither the execution, delivery and performance of this Purchase Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares and the Warrants) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, except such defaults that individually or in the aggregate would not cause a Material Adverse Effect, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or its Subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which either the Company or its Subsidiaries or any of its or their properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any of its Subsidiaries or violate any provision of the charter or by-laws of the Company or any of its Subsidiaries, except for such consents or waivers which have already been obtained and are in full force and effect.

4.7          Contracts.  Each contract that is material to the business of the Company and its Subsidiaries has been duly and validly authorized, executed and delivered by the Company or such Subsidiary, as applicable, and constitute the legal, valid and binding agreements of the Company or such Subsidiary, as applicable, enforceable by and against it in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to enforcement of creditors’ rights generally, and general equitable principles relating to the availability of remedies, and except as rights to indemnity or contribution may be limited by federal or state securities laws and the public policy underlying such laws.

4.8          No Actions. There are no legal or governmental actions, suits or proceedings pending or, to the Company’s knowledge, threatened against the Company or any Subsidiary before or by any court, regulatory body or administrative agency or any other governmental agency or body, domestic, or foreign, which actions, suits or proceedings, individually or in the aggregate, might reasonably be expected to have a Material Adverse Effect; and no labor disturbance by the employees of the Company or its Subsidiaries exists or, to the knowledge of the Company, is imminent, that might reasonably be expected to have a Material Adverse Effect.  Neither the Company nor any Subsidiary is a party to or subject to the provisions of any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental agency or body that might have a Material Adverse Effect.

4.9          Properties.  The Company and each Subsidiary has good and marketable title to all the properties and assets described as owned by it in the SEC Reports, free and clear of all liens, mortgages, pledges, or encumbrances of any kind except those that are not material in amount and do not adversely affect the use made and proposed to be made of such property by the Company or its Subsidiaries.  The Company and each Subsidiary holds its leased properties under valid and binding leases.  The Company and any Subsidiary owns or leases all such properties as are necessary to its operations as now conducted.

4.10        No Material Adverse Change.  Since June 30, 2017 (i) the Company and its Subsidiaries have not incurred any material liabilities or obligations, indirect, or contingent, or entered into any material agreement or other transaction, in each case that are not or is not in the ordinary course of business of the Company or its Subsidiaries; (ii) the Company and its Subsidiaries have not sustained any material loss or interference with their businesses or properties from fire, flood, windstorm, accident or other calamity not covered by insurance; (iii) the Company and its Subsidiaries have not paid or declared any cash dividends or other cash distributions with respect to their capital stock and none of the Company or any Subsidiary is in default in the payment of principal or interest on any outstanding debt obligations; (iv) during the period ending on the date of this Purchase Agreement, there has not been any change in the capital stock of the Company or its Subsidiaries other than the sale of the Shares and the Warrants hereunder and shares or options issued pursuant to employee equity incentive plans or purchase plans approved by the Company’s Board of Directors, or indebtedness material to the Company or its Subsidiaries (other than in the ordinary course of business and any required scheduled payments); (v) no event, liability, fact, circumstances, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, properties, operations, assets or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed to be made that has not been publically disclosed at least one (1) trading day prior to the date that this representation is made; and (vi) there has not occurred any event that has caused or could reasonably be expected to cause a Material Adverse Effect.

4.11        Regulatory Authority. Except, in each case, where such event could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company and each of its Subsidiaries: (i) has not received any unresolved U.S. Food and Drug Administration (“FDA”) or similar governmental agency or body (“Governmental Authority”) written notice of inspectional observations, Form 483, written notice of adverse filing, warning letter, untitled letter or other similar correspondence or notice from the FDA, or any other court or arbitrator or federal, state, local or foreign governmental or regulatory authority, alleging or asserting material noncompliance with the Federal Food, Drug and Cosmetic Act (21 U.S.C. § 301 et seq.), or received any written requests or requirements to make material changes to its products by the FDA or any other Governmental Authority; (ii) is and has been in compliance with applicable health care laws, including, the Federal Food, Drug and Cosmetic Act (21 U.S.C. § 301 et seq.), the federal Anti-kickback Statute (42 U.S.C. § 1320a-7b(b)), the civil False Claims Act (31 U.S.C. §§ 3729 et seq.), the criminal False Claims Law (42 U.S.C. § 1320a-7b(a)), the Civil Monetary Penalties Law (42 U.S.C. § 1320a-7a), the Physician Payment Sunshine Act (42 U.S.C. § 1320a-7h), all criminal laws relating to health care fraud and abuse, including but not limited to 18 U.S.C. Sections 286 and 287, and the health care fraud criminal provisions under the Health Insurance Portability and Accountability Act of 1996 (42 U.S.C. § 1320d et seq.) (“HIPAA”),  the exclusion laws (42 U.S.C. § 1320a-7), Medicare (Title XVIII of the Social Security Act), Medicaid (Title XIX of the Social Security Act), HIPAA, as amended by the Health Information Technology for Economic and Clinical Health Act of 2009, and the regulations promulgated pursuant to such laws, and comparable state laws, and all other foreign, federal, state and local laws relating to the regulation of the Company and its Subsidiaries (collectively, “Health Care Laws”); (iii) has not engaged in activities which are, as applicable, cause for false claims liability, civil penalties, or mandatory or permissive exclusion from Medicare, Medicaid, or any other state health care program or federal health care program; (iv) possesses all governmental permits and supplements or amendments thereto required by any such Health Care Laws and/or to carry on its businesses as currently conducted as described in the SEC Reports (“Authorizations”), and such Authorizations are valid and in full force and effect and neither the Company nor any of its Subsidiaries is in violation of any term of any such Authorizations; (v) has not received written notice of any ongoing claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any Governmental Authority alleging that any product, operation or activity is in material violation of any Health Care Laws or Authorizations and has no knowledge that any such Governmental Authority has threatened any such claim, litigation, arbitration, action, suit, investigation or proceeding; (vi) has not received written notice that any Governmental Authority has taken, is taking or intends to take action to limit, suspend, modify or revoke any

Authorizations and has no knowledge that any such Governmental Authority has threatened such action; (vii) has filed, obtained, maintained or submitted all reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments thereto as required by any Health Care Laws or Authorizations and all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete, correct and not misleading on the date filed (or were corrected or supplemented by a subsequent submission); (viii) is not a party to any corporate integrity agreement, deferred prosecution agreement, monitoring agreement, consent decree, settlement order, or similar agreements, or has any reporting obligations pursuant to any such agreement, plan or correction or other remedial measure entered into with any Governmental Authority; (ix) has not, nor has any officer, director, employee, agent or, to the knowledge of the Company or any Subsidiary, any distributor of the Company or any Subsidiary, made an untrue statement of a material fact or a fraudulent statement to the FDA or any other Governmental Authority, failed to disclose a material fact required to be disclosed to the FDA or any other Governmental Authority, or committed an act, made a statement, or failed to make a statement, in each such case, related to the business of the Company or its Subsidiaries that, at the time such disclosure was made, would reasonably be expected to provide a basis for the FDA to invoke its policy respecting “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities,” set forth in 56 Fed. Reg. 46191 (September 10, 1991) or for the FDA or any other Governmental Authority to invoke any similar policy; (x) has not, nor has any officer, director, employee, or, to the knowledge of the Company or any Subsidiary, any agent or distributor of the Company or any Subsidiary, been debarred or convicted of any crime or engaged in any conduct for which debarment is mandated by 21 U.S.C. § 335a(a) or any similar law or authorized by 21 U.S.C. § 335a(b) or any similar law applicable in other jurisdictions in which the Company’s products or Subsidiary’s product candidates are sold or intended by the Company to be sold; and (xi) neither the Company, its Subsidiaries nor their officers, directors, employees, agents or contractors has been or is currently debarred, suspended or excluded from participation in the Medicare and Medicaid programs or any other state or federal health care program.

4.12        Intellectual Property. The Company and/or its Subsidiaries own, or have obtained valid and enforceable licenses for, or other rights to use, the inventions, patent applications, patents, trademarks (both registered and unregistered), tradenames, service names, copyrights, trade secrets and other proprietary information described in the SEC Reports as being owned or licensed by them or which are necessary for the conduct of their respective businesses as currently conducted or as proposed to be conducted (including the commercialization of products or services described in the SEC Reports as under development), except where the failure to own, license or have such rights could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect (collectively, “Intellectual Property”); except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) there are no third parties who have or, to the Company’s knowledge, will be able to establish rights to any of the Intellectual Property of the Company or its Subsidiaries, except for, and to the extent of, the ownership rights of the owners of the Intellectual Property which the SEC Reports disclose are licensed to the Company or any of its Subsidiaries; (ii) to the Company’s knowledge, there is no infringement by third parties of any Intellectual Property; (iii) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the

Company’s or its Subsidiaries’ rights, as applicable, in or to any Intellectual Property, and the Company and its Subsidiaries are unaware of any facts that could form a reasonable basis for any such action, suit, proceeding or claim; (iv) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity, enforceability or scope of any Intellectual Property, and the Company is unaware of any facts that could form a reasonable basis for any such action, suit, proceeding or claim; (v) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company or any of its Subsidiaries infringes or otherwise violates (or would, upon the commercialization of any product or service described in the SEC Reports as under development, infringe or violate) any patent, trademark, tradename, service name, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any facts that could form a reasonable basis for any such action, suit, proceeding or claim; (vi) the Company and/or its Subsidiaries have complied in all material respects with the terms of each agreement pursuant to which Intellectual Property has been licensed to the Company or any of its Subsidiaries, and all such agreements are in full force and effect; (vii) to the Company’s knowledge, there is no patent or patent application that contains claims that interfere with the issued or pending claims of any of the Intellectual Property or that challenges the validity, enforceability or scope of any of the Intellectual Property; and (viii) to the Company’s knowledge, there is no prior art that may render any patent application within the Intellectual Property unpatentable that has not been disclosed to the U.S. Patent and Trademark Office.

4.13        Compliance.  None of the Company nor its Subsidiaries have been advised, nor do any of them have any reason to believe, that the Company and its Subsidiaries are not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, including, without limitation, all applicable local, state and federal environmental laws and regulations, except where failure to be so in compliance would not have a Material Adverse Effect.

4.14        Taxes.  The Company and its Subsidiaries have filed on a timely basis (giving effect to extensions) all required federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and none of the Company or any Subsidiary has knowledge of a tax deficiency that has been or might be asserted or threatened against it that could have a Material Adverse Effect.  All tax liabilities accrued through the date hereof have been adequately provided for on the books of the Company and its Subsidiaries.

4.15        Transfer Taxes.  On the Closing Date, all stock transfer or other taxes (other than income taxes) that are required to be paid in connection with the sale and transfer of the Shares and the Warrants to be sold to the Purchaser hereunder will have been, fully paid or provided for by the Company and its Subsidiaries and all laws imposing such taxes will have been fully complied with.

4.16        Investment Company. Neither the Company nor any Subsidiary is, and, following the completion of the offering, will not be, an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for an investment company, within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission (the “SEC”) promulgated thereunder.

4.17        Offering Materials. Neither the Company nor any Subsidiary has in the past nor will it hereafter take any action independent of the Placement Agents to sell, offer for sale or solicit offers to buy any securities of the Company or its Subsidiaries that could result in the initial sale of the Shares and the Warrants not being exempt from the registration requirements of Section 5 of the Securities Act.

4.18        Insurance.  The Company and its Subsidiaries maintain insurance underwritten by insurers of recognized financial responsibility, of the types and in the amounts that such entities reasonably believe is adequate for their respective businesses, including, but not limited to, insurance covering all real and personal property owned or leased by such entities against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, with such deductibles as are customary for companies in the same or similar businesses, all of which insurance is in full force and effect.

4.19        Use of Proceeds.  The Company shall use the proceeds from the sale of the Shares and the Warrants to continue to advance its clinical programs and for working capital and general corporate purposes.

4.20        Non-Public Information.  Neither the Company nor its Subsidiaries has disclosed to the Purchaser any information that would constitute material non-public information as of the Closing Date other than the existence of the transaction contemplated hereby. All of the disclosure furnished by or on behalf of the Company directly to the Purchaser and filed or furnished in SEC Reports regarding the Company and its Subsidiaries, their respective businesses and, if applicable, the transactions contemplated hereby, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges that the Purchaser has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth herein.

4.21        Use of Purchaser Name.  Except as otherwise required by applicable law or regulation, neither the Company nor its Subsidiaries shall use the Purchaser’s name or the name of any of its affiliates in any advertisement, announcement, press release or other similar public communication unless it has received the prior written consent of the Purchaser for the specific use contemplated.

4.22        Related Party Transactions.  No transaction has occurred between or among the Company, on the one hand, and its affiliates, officers or directors on the other hand, or between any Subsidiary, on the one hand, and its affiliates, officers or directors on the other hand, that is required to have been described under applicable securities laws in the SEC Reports, that is not so described in such filings.

4.23        Off-Balance Sheet Arrangements.  There is no transaction, arrangement or other relationship between the Company or any Subsidiary and an unconsolidated or other off-balance sheet entity that is required to have been described under applicable securities laws in the SEC Reports that is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect.  There are no such transactions, arrangements or other relationships with the Company or any Subsidiary that may create contingencies or liabilities that have not been otherwise disclosed by the Company in the SEC Reports.

4.24        Governmental Permits, Etc.  The Company and each Subsidiary has all franchises, licenses, certificates and other authorizations from such federal, state or local government or governmental agency, department or body that are currently necessary for the operation of the business of the Company and its Subsidiaries as currently conducted, except where the failure to possess currently such franchises, licenses, certificates and other authorizations is not reasonably expected to have a Material Adverse Effect.  Neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such permit that, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a Material Adverse Effect.

4.25        Financial Statements.  The financial statements of the Company, and the related notes and schedules thereto, included in the SEC Reports fairly present in all material respects the financial position, results of operations, stockholders’ equity and cash flows of the Company at the dates and for the periods specified therein.  Such financial statements and the related notes and schedules thereto have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise noted therein) and all adjustments necessary for a fair presentation in all material respects of results for such periods have been made; provided, however, that the unaudited financial statements are subject to normal year-end audit adjustments (which are not expected to be material) and do not contain all footnotes required under generally accepted accounting principles.

4.26        Listing Compliance.  The Company complies with all requirements of The NASDAQ Stock Market and shall cause the Shares and the Warrant Shares to be approved for listing on The NASDAQ Stock Market on the Closing Date. The issuance and sale of the Shares and Warrants hereunder does not contravene the rules and regulations of the NASDAQ Stock Exchange as of the Closing Date.

4.27        Internal Accounting Controls.  The Company and each Subsidiary maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  The Company and each Subsidiary has disclosure controls and procedures (as defined in Rules 13a-14 and 15d-14 under the Exchange Act) that are designed to ensure that material information relating to such entity is made known to such entity’s principal executive officer and principal financial officer or persons performing similar functions.  The Company and each Subsidiary is otherwise in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act of 2002, as amended and the rules and regulations promulgated thereunder.

4.28        Foreign Corrupt Practices.  Neither the Company, nor any Subsidiary, nor, to the Company’s knowledge, any director, officer, agent, employee or other persons acting on behalf of the Company or any Subsidiary has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

4.29        OFAC.  Neither the Company nor any Subsidiary nor, to the Company’s knowledge, any director, officer, agent, employee, affiliate or person acting on behalf of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not knowingly, directly or indirectly, use the proceeds of the sale of the Shares and the Warrants, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity, towards any sales or operations in any country sanctioned by OFAC or for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

4.30        Money Laundering Laws.  The operations of each of the Company and any Subsidiary are and have been conducted at all times in material compliance with the money laundering statutes of applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any applicable governmental agency (collectively, the “Money Laundering Laws”) and to the Company’s and its Subsidiary’s knowledge, no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company and/or any Subsidiary with respect to the Money Laundering Laws is pending or threatened.

4.31        Employee Relations.  Neither the Company nor any Subsidiary is a party to any collective bargaining agreement or employs any member of a union.  The Company and each Subsidiary believes that their relations with their employees are good.  No executive officer of the Company (as defined in Rule 501(f) promulgated under the Securities Act) has notified the Company, as applicable, that such officer intends to leave the Company or any Subsidiary, as applicable, or otherwise terminate such officer’s employment with the Company or any Subsidiary, as applicable.  To the knowledge of the Company, no executive officer of the Company or any Subsidiaries is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any Subsidiary to any liability with respect to any of the foregoing matters.

4.32        ERISA.  The Company and each Subsidiary is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (herein called “ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company or its Subsidiaries would have any liability; neither the Company nor its Subsidiaries have incurred and do not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan”; or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “Pension Plan” for which the Company or the Company’s Subsidiaries would have liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

4.33        Environmental Matters.  There has been no storage, disposal, generation, manufacture, transportation, handling or treatment of toxic wastes, hazardous wastes or hazardous substances by the Company or any Subsidiary (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or any Subsidiary in violation in any material respect of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or that would require material remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind into such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any Subsidiary or with respect to which the Company or any Subsidiary have knowledge; the terms “hazardous wastes,” “toxic wastes,” “hazardous substances” and “medical wastes” shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

4.34        Integration; Other Issuances of Securities.  Neither the Company nor its Subsidiaries or any affiliates, nor any Person acting on its or their behalf, has issued any shares of Common Stock or shares of any series of preferred stock or other securities or instruments convertible into, exchangeable for or otherwise entitling the holder thereof to acquire shares of Common Stock which would be integrated with the sale of the Shares and the Warrants hereunder to the Purchaser (i) for purposes of the Securities Act and would thereby result in the Shares and the Warrants being sold to the Purchaser hereunder not to be exempt from the registration requirements of the Securities Act or (ii) for purposes of any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated, nor will the Company or its Subsidiaries or affiliates take any action or steps that would require registration of any of the Shares or the Warrants under the Securities Act or cause the offering of the Shares and the Warrants to be integrated with other offerings.  Assuming the accuracy of the representations and warranties of Purchasers, the offer and sale of the Shares and the Warrants by the Company to the Purchasers pursuant to this Purchase Agreement will be exempt from the registration requirements of the Securities Act.

4.35        No Disqualification Events.  With respect to the Securities to be offered and sold hereunder in reliance on Rule 506 under the Securities Act, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Purchaser a copy of any disclosures provided thereunder.

4.36        Other Covered Persons. Other than the Placement Agents, the Company is not aware of any person (other than any Issuer Covered Person) that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Securities.

4.37        Notice of Disqualification Events. The Company will notify the Purchaser and the Placement Agents in writing, prior to the Closing Date of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Issuer Covered Person.

4.38        Shell Company Status; Compliance with Financial Statement Requirements. The Company has never been an issuer subject to Rule 144(i) under the Securities Act. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.

SECTION 5.         Representations, Warranties and Covenants of the Purchaser.  The Purchaser represents and warrants to, and covenants with, the Company that:

5.1          Experience.  (i) The Purchaser is knowledgeable, sophisticated and experienced in financial and business matters, in making, and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the purchase of the Shares and the Warrants, including investments in securities issued by the Company and comparable entities, has the ability to bear the economic risks of an investment in the Shares and the Warrants; (ii) the Purchaser is acquiring the number of Shares and Warrants set forth in Section 2 above in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Shares or Warrants or any arrangement or understanding with any other persons regarding the distribution of such Shares or Warrants (this representation and warranty not limiting the Purchaser’s right to sell pursuant to the Resale Registration Statement or in compliance with the Securities Act and the rules and regulations promulgated under the Exchange Act and the

Securities Act (together, the “Rules and Regulations”), or, other than with respect to any claims arising out of a breach of this representation and warranty, the Purchaser’s right to indemnification under Section 7.3); (iii) the Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares or the Warrants, nor will the Purchaser engage in any short sale that results in a disposition of any of the Shares or the Warrants by the Purchaser, except in compliance with the Securities Act and the Rules and Regulations and any applicable state securities laws; (iv) the Purchaser has completed or caused to be completed the Resale Registration Statement Questionnaire attached hereto as part of Appendix I, for use in preparation of the Resale Registration Statement, and the answers thereto are true and correct as of the date hereof and will be true and correct as of the effective date of the Resale Registration Statement and the Purchaser will notify the Company immediately of any material change in any such information provided in the Resale Registration Statement Questionnaire until such time as the Purchaser has sold all of its Shares and Warrants or until the Company is no longer required to keep the Resale Registration Statement effective; (v) any other written information furnished to the Company by or on behalf of the Purchaser expressly for inclusion in the Resale Registration Statement will be true and correct as of the date such other written information is provided and will be true and correct as of the effective date of the Resale Registration Statement and the Purchaser will notify the Company immediately of any material change in any such other written information until such time as the Purchaser has sold all of its Shares or until the Company is no longer required to keep the Resale Registration Statement effective; (vi) the Purchaser has, in connection with its decision to purchase the number of Shares and Warrants set forth in Section 2 above, relied solely upon the representations and warranties of the Company contained herein; and (vii) the Purchaser has had an opportunity to discuss this investment with representatives of the Company and ask questions of them.

5.2          Accredited Investor.  The Purchaser is an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act, as presently in effect.

5.3          Limitation on Effectiveness of Certain Antidilution Provisions of Warrants; Limitation on Certain Issuances. The Purchaser hereby acknowledges, understands and agrees that the full ratchet antidilution provisions of Section 2(c) of each warrant sold and issued by the Company pursuant to this Purchase Agreement and each of the other Agreements shall not become effective and shall be of no force or effect whatsoever unless and until the Company shall have obtained from the stockholders of the Company the approval required by the applicable rules and regulations of the NASDAQ Global Market (or any successor entity) in order for such full ratchet antidilution provisions to be in compliance with such applicable rules and regulations (such approval from the stockholders of the Company being hereinafter referred to as the “Stockholder Approval”).  Until the Company shall have obtained the Stockholder Approval, neither the Company nor any Subsidiary shall make any issuance whatsoever of Common Stock or Common Stock Equivalents (as defined in Section 7.9 hereof) at an effective per share price that is lower than $6.085 (subject to adjustment for forward and reverse stock splits and the like after the date hereof); provided, however, that the foregoing provisions of this sentence shall not be applicable to any Exempt Issuance (as defined in Section 7.9 hereof).  The Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any issuance that would contravene the provisions of the immediately preceding sentence, which remedy shall be in addition to any right to collect damages.

5.4          Reliance on Exemptions.  The Purchaser understands that the Shares and the Warrants are being offered and sold to it in reliance upon specific exemptions from the registration requirements of the Securities Act, the Rules and Regulations and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Shares and the Warrants.

5.5          No Reliance on Placement Agents.  In making a decision to purchase the Shares and the Warrants, the Purchaser has not received or relied on any communication, investment advice, or recommendation from the Placement Agents and the Purchaser: (i) is capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities; (ii) will exercise independent judgment in evaluating the recommendations of any broker-dealer or its associated persons, unless it has otherwise notified the Placement Agents in writing; and (iii) confirms that it has undertaken an independent analysis of the merits and risks of an investment in the Company, based on the Purchaser’s own financial circumstances.

5.6          Confidentiality.  For the benefit of the Company, the Purchaser previously agreed with the Placement Agents to keep confidential all information concerning this private placement.  The Purchaser understands that the information concerning this private placement is strictly confidential and proprietary to the Company and has been prepared from the Company’s publicly available documents and other information and is being submitted to the Purchaser for the Purchaser’s confidential use.  The Purchaser agrees to use the information for the sole purpose of evaluating a possible investment in the Shares and the Warrants, and the Purchaser acknowledges that it is prohibited from reproducing or distributing the Investor Presentation, this Purchase Agreement, or any other offering materials or other information provided by the Company in connection with the Purchaser’s consideration of its investment in the Company, in whole or in part, or divulging or discussing any of their contents, except to its financial, investment or legal advisors in connection with its proposed investment in the Shares and the Warrants.  Further, the Purchaser understands that the existence and nature of all conversations and presentations, if any, regarding the Company and this offering must be kept strictly confidential.  The Purchaser understands that the federal securities laws impose restrictions on trading based on information regarding this offering.  This obligation will terminate upon the filing by the Company of a press release or press releases describing this offering.  In addition to the above, the Purchaser shall maintain in confidence the receipt and content of any notice of a Suspension (as defined in Section 5.12 below).  The foregoing agreements shall not apply to any information that is or becomes publicly available through no fault of the Purchaser, or that the Purchaser is legally required to disclose; provided, however, that if the Purchaser is requested or ordered to disclose any such information pursuant to any court or other government order or any other applicable legal procedure, it shall provide the Company with prompt notice of any such request or order in time sufficient to enable the Company to seek an appropriate protective order.  To the extent that the Company delivers any material, non-public information to the Purchaser without the

Purchaser’s consent, the Company hereby covenants and agrees that the Purchaser shall not have any duty of confidentiality to the Company, any of its Subsidiaries, or any of their respective officers, directors, agents, employees or Affiliates, or a duty to the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates not to trade on the basis of, such material, non-public information, provided that (i) the Purchaser shall remain subject to applicable law and (ii) the foregoing provisions of this sentence shall not be applicable to any material, non-public information delivered by the Company to the Purchaser pursuant to any agreement between the Company or any of its Subsidiaries and the Purchaser that imposes on the Purchaser confidentiality obligations to the Company or any of its Subsidiaries with respect to such material, non-public information, except that, for clarity, the provisions of this clause (ii) shall not be applicable to any confidentiality agreements or non-disclosure agreements that are terminated pursuant to the provisions of Section 7.1(h) below. To the extent that any notice provided pursuant to this Purchase Agreement constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously file such notice with the SEC pursuant to a Current Report on Form 8-K.  The Company understands and confirms that the Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

5.7          Investment Decision.  The Purchaser understands that nothing in this Purchase Agreement or any other materials presented to the Purchaser in connection with the purchase and sale of the Shares and the Warrants constitutes legal, tax or investment advice.  The Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares and the Warrants.

5.8          Risk of Loss.  The Purchaser understands that its investment in the Shares and the Warrants involves a significant degree of risk, including a risk of total loss of the Purchaser’s investment, and the Purchaser has full cognizance of and understands all of the risk factors related to the Purchaser’s purchase of the Shares and the Warrants.

5.9          Legend.  The Purchaser understands that, until such time as the Shares and the Warrant Shares may be sold pursuant to Rule 144 under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold and except if and to the extent otherwise provided below in this Section 5.9, the Shares and the Warrant Shares will bear a restrictive legend in substantially the following form:

“THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.  THE SHARES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE

SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS.”

The Company acknowledges and agrees that the Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and, if required under the terms of such arrangement, the Purchaser may transfer pledged or secured Securities to the pledgees or secured parties; provided that any such pledge and/or any such transfer of pledged or secured Securities to pledgees or secured parties complies with applicable United States federal and state securities laws.  Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith if the Securities subject to such pledge or transfer are, at the applicable time, either eligible for immediate resale pursuant to Rule 144 without any volume or manner-of-sale restrictions or registered for resale pursuant to the Resale Registration Statement.  Further, no notice shall be required of such pledge.  At the Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration pursuant to this Purchase Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders in the Resale Registration Statement.

Certificates evidencing the Shares and Warrant Shares shall not be required to contain any legend (including the legend set forth above in this Section 5.9 hereof), (i) while a registration statement (including the Resale Registration Statement) covering the resale of such security is effective under the Securities Act, (ii) following any sale of such Shares or Warrant Shares pursuant to Rule 144 (assuming cashless exercise of the Warrants), (iii) if such Shares or Warrant Shares are eligible for immediate sale under Rule 144 (assuming cashless exercise of the Warrants) without any volume or manner-of-sale restrictions, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC).  The Company shall cause its counsel to issue a legal opinion to the Company’s transfer agent or the Purchaser if required by the Company’s transfer agent to effect the removal of the legend hereunder, or if requested by the Purchaser, respectively, provided that such legend is not required pursuant to the foregoing provisions of this paragraph. The Company agrees that at such time as such legend is no longer required under this Section 5.9 (including, without limitation, following the effective date of the Resale Registration Statement), it will, no later than the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined below) following the delivery by the Purchaser to the Company or the Company’s transfer agent of a certificate representing Shares or Warrant Shares, as the case may be, issued with a restrictive legend (such date, the “Legend Removal Date”), deliver or cause to be delivered to the Purchaser a certificate representing such shares that is free from all restrictive and other legends.  The Company may not make any notation on its records or give instructions to the Company’s transfer agent that enlarge the restrictions on transfer set forth in this Section 5.9.  It is understood and agreed that the Company may make any notation on its records or give instructions to the Company’s transfer agent that the Securities are subject to the restrictions on transfer referred to in the legend set forth above in this Section 5.9, provided that the Company must remove such notation on its records and/or rescind any such instructions to the Company’s transfer agent at such time as the Certificates evidencing the Securities are not required to contain any legend in accordance with the provisions set forth above in this paragraph.  Certificates for Securities subject to legend removal hereunder shall be transmitted by the Company’s transfer agent to the Purchaser by crediting the account of the Purchaser’s prime broker with the Depository Trust Company System as directed by the Purchaser.  As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary trading market with respect to the Common Stock as in effect on the date of delivery of a certificate representing Shares or Warrants Shares, as the case may be, issued with a restrictive legend.

In addition to the Purchaser’s other available remedies, the Company shall pay to the Purchaser, in cash, (i) as partial liquidated damages and not as a penalty, for each $1,000 of Shares or Warrant Shares (based on the VWAP of the Common Stock on the date such Securities are submitted to the Company’s transfer agent) delivered for removal of the restrictive legend and subject to this Section 5.9, $10 per Trading Day (increasing to $20 per Trading Day five (5) Trading Days after such damages have begun to accrue) for each Trading Day after the Legend Removal Date until such certificate is delivered without a legend, provided that the Purchaser shall not be entitled to any liquidated damages pursuant to this clause (i) with respect to such Securities if the Purchaser is entitled to a cash payment from the Company in accordance with the provisions set forth in clause (ii) below in connection with a Buy-In that pertains to such Securities and (ii) if the Company fails to (a) issue and deliver (or cause to be delivered) to the Purchaser by the Legend Removal Date a certificate representing the Securities so delivered to the Company by the Purchaser that is free from all restrictive and other legends and (b) if after the Legend Removal Date the Purchaser purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Purchaser of all or any portion of the number of shares of Common Stock equal to all or any portion of the number of shares of Common Stock that the Purchaser anticipated receiving from the Company without any restrictive legend (the “Buy-In”), then, an amount equal to the excess of the Purchaser’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased  (the “Buy-In Price”) over the product of (A) the number of shares of Common Stock that the Company was required to deliver to the Purchaser by the Legend Removal Date multiplied by (B) the price at which the sell order giving rise to such Buy-In was executed. Any payments made pursuant to this 5.9 shall not constitute the Purchaser’s exclusive remedy for such events; provided, however, that any payments made by the Company pursuant to this Section 5.9 shall reduce the amount of any damages that the Purchaser may be entitled to as a remedy for such events. Notwithstanding the foregoing provisions, (x) in no event shall the Company be obligated to pay any liquidated damages pursuant to this Section 5.9 with respect to any Shares or Warrant Shares for any period of time because the Company is obligated to pay to any Other Purchaser liquidated damages pursuant to Section 5.9 of the Agreement executed by such Other Purchaser with respect to their Shares and Warrant Shares for the same period of time or (y) in no event shall the Company be obligated to pay any liquidated damages pursuant to this Section 5.9 in an aggregate amount that exceeds 10% of the purchase price paid by the Purchaser for the Shares and the Warrants pursuant to this Purchase Agreement.

The Purchaser, severally and not jointly with the Other Purchasers, agrees with the Company that the Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a Resale Registration Statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 5.9 is predicated upon the Company’s reliance upon this understanding.

5.10        Stop Transfer.  When issued, the certificates representing the Shares and the Warrant Shares purchased hereunder will be subject to a stop transfer order with the Company’s transfer agent that restricts the transfer of such shares except upon receipt by the transfer agent, in accordance with the provisions of Section 5.12(a) below, of a written confirmation from the Purchaser to the effect that the Purchaser has satisfied its prospectus delivery requirements or upon receipt by the transfer agent of written instructions from the Company authorizing such transfer.

5.11        Residency.  The Purchaser’s principal executive offices are in the jurisdiction set forth immediately below the Purchaser’s name on the signature pages hereto.

5.12        Public Sale or Distribution.  (a) The Purchaser hereby covenants with the Company not to make any sale of the Shares or the Warrant Shares under the Resale Registration Statement without complying with the provisions of this Purchase Agreement and without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule), and the Purchaser acknowledges and agrees that such Shares and Warrant Shares are not transferable on the books of the Company unless the certificate submitted to the transfer agent evidencing the Shares or the Warrant Shares, as applicable, is accompanied by a separate Purchaser’s Certificate of Subsequent Sale:  (i) in the form of Appendix II hereto, (ii) executed by an officer of, or other authorized person designated by, the Purchaser, and (iii) to the effect that (A) the Shares or the Warrant Shares, as applicable, have been sold in accordance with the Resale Registration Statement, the Securities Act and any applicable state securities or Blue Sky laws and (B) the prospectus delivery requirement effectively has been satisfied.  The Purchaser acknowledges that there may occasionally be times when the Company must suspend the use of the prospectus (the “Prospectus”) forming a part of the Resale Registration Statement (a “Suspension”) until such time as an amendment to the Resale Registration Statement has been filed by the Company and declared effective by the SEC, or until such time as the Company has filed an appropriate report with the SEC pursuant to the Exchange Act.  Without the Company’s prior written consent, which consent shall not unreasonably be withheld or delayed, the Purchaser shall not use any written materials to offer the Shares or the Warrant Shares for resale other than the Prospectus, including any “free writing prospectus” as defined in Rule 405 under the Securities Act.  The Purchaser covenants that it will not sell any Shares or Warrant Shares pursuant to said Prospectus during the period commencing at the time when Company gives the Purchaser written notice of the suspension of the use of said Prospectus and ending at the time when the Company gives the Purchaser written notice that the Purchaser may thereafter effect sales pursuant to said Prospectus.  Notwithstanding the foregoing, the Company agrees that no Suspension shall be for a period of longer than 60 consecutive days, and no Suspension shall be for a period longer than 90 days in the aggregate in any 365-day period.  The Purchaser further covenants to notify the Company promptly of the sale of all of its Shares and Warrant Shares.

(b)           At any time that the Purchaser is an affiliate of the Company, any resale of the Shares or the Warrant Shares that purports to be effected under Rule 144 shall comply with all of the requirements of such rule, including the “manner of sale” requirements set forth in Rule 144(f).

5.13        Organization; Validity; Enforcement.  The Purchaser further represents and warrants to, and covenants with, the Company that (i) the Purchaser has full right, power, authority and capacity to enter into this Purchase Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Purchase Agreement, (ii) the making and performance of this Purchase Agreement by the Purchaser and the consummation of the transactions herein contemplated will not violate any provision of the organizational documents of the Purchaser or conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any material agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Purchaser is a party or, any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental agency or body applicable to the Purchaser, (iii) no consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental agency or body is required on the part of the Purchaser for the execution and delivery of this Purchase Agreement or the consummation of the transactions contemplated by this Purchase Agreement, (iv) upon the execution and delivery of this Purchase Agreement, this Purchase Agreement shall constitute a legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or the enforcement of creditor’s rights and the application of equitable principles relating to the availability of remedies, and except as rights to indemnity or contribution, including, but not limited to, the indemnification provisions set forth in Section 7.3 of this Purchase Agreement, may be limited by federal or state securities laws or the public policy underlying such laws and (v) there is not in effect any order enjoining or restraining the Purchaser from entering into or engaging in any of the transactions contemplated by this Purchase Agreement.

5.14        Short Sales.  Prior to the date hereof, the Purchaser has not taken, and prior to the public announcement of the transaction after the Closing the Purchaser shall not take, any action that has caused or will cause the Purchaser to have, directly or indirectly, sold or agreed to sell any shares of Common Stock, effected any short sale, whether or not against the box, established any “put equivalent position” (as defined in Rule 16a-1(h) under the Exchange Act with respect to the Common Stock, granted any other right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security that includes, relates to or derived any significant part of its value from the Common Stock.

SECTION 6.         Survival of Agreements; Non-Survival of Company Representations and Warranties.  Notwithstanding any investigation made by any party to this Purchase Agreement or by the Placement Agents, all covenants and agreements made by the Company and the Purchaser herein and in the certificates for the Shares and the Warrants delivered pursuant hereto shall survive the execution of this Purchase Agreement, the delivery to the Purchaser of the Shares and the Warrants being purchased and the payment therefor.  All representations and warranties, made by the Company and the Purchaser herein and in the certificates for the Shares and the Warrants delivered pursuant hereto shall survive for a period of one year following the later of the execution of this Purchase Agreement, the delivery to the Purchaser of the Shares and the Warrants being purchased and the payment therefor.

SECTION 7.         Registration of the Shares and the Warrant Shares; Compliance with the Securities Act.

7.1          Registration Procedures and Expenses.  The Company shall:

(a)           as soon as practicable, but in no event later than 30 days after the Closing Date (the “Filing Deadline”), prepare and file with the SEC the Resale Registration Statement on Form S-3 (or on Form S-1 in the event that the Company is not eligible to use Form S-3 on the Filing Deadline) relating to the resale of the Shares and the Warrants Shares by the Purchaser and the Other Purchasers and of shares of Common Stock held by other stockholders of the Company from time to time on the NASDAQ Stock Exchange, or the facilities of any national securities exchange on which the Common Stock is then traded or in privately-negotiated transactions;

(b)       use its best commercially reasonable efforts, subject to receipt of necessary information from the Purchasers, to cause the SEC to declare the Resale Registration Statement effective within 60 days after the Closing Date or, if the Resale Registration Statement is selected for review by the SEC, within 90 days after the Closing Date (the “Effective Deadline”);

(c)       promptly prepare and file with the SEC such amendments and supplements to the Resale Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Resale Registration Statement effective until the earliest of (i) two years after the effective date of the Resale Registration Statement, (ii) such time as all of the Shares and the Warrant Shares purchased hereunder have been sold pursuant to the Resale Registration Statement, or (iii) such time as the Shares and the Warrant Shares purchased hereunder become eligible for resale without any volume limitations or other restrictions pursuant to Rule 144 under the Securities Act;

(d)                                 notwithstanding anything express or implied in this Purchase Agreement or any other Agreement to the contrary, in the event that the SEC for any reason limits the number of Shares and/or Warrant Shares that may be included and sold by the Purchasers in the Resale Registration Statement (it being understood and agreed that, for purposes of this Section 7, any reference to Shares and/or Warrant Shares may be a reference to (x) either the Shares and/or Warrant Shares purchased or that may be purchased by the Purchaser pursuant to this Purchase Agreement or upon exercise of any of the Warrants or (y) the shares of Common Stock and/or warrant shares purchased or that may be purchased by the Purchasers pursuant to the Agreements or upon exercise of any of the warrants issued pursuant to the Agreements, as the context may require), the Company shall (i) first, reduce the number of Warrant Shares included in the Resale Registration Statement on behalf of the Purchasers in whole or in part (such portion shall be allocated pro rata among such Purchasers) and, second (after reducing the number of such Warrant Shares to zero), reduce the number of Shares included in the Resale Registration Statement on behalf of the Purchasers in whole or in part (such portion shall be allocated pro rata among such Purchasers) (such excluded Warrant Shares and/or Shares, the “Reduction Securities”), (ii) shall give the Purchasers prompt notice of the number of such Reduction Securities excluded and the Company will not be liable for any actual damages or liquidated damages under this Agreement (including, without limitation, any liquidated damages pursuant to Section 7.6 hereof) in connection with the exclusion of such Reduction Securities or in connection with any delay in the Effective Deadline arising from any interactions between the Company and the SEC with respect to the number of Shares and/or Warrant Shares that may be included and sold by the Purchasers in the Resale Registration Statement, and (iii) use its commercially reasonable efforts at the first opportunity that is permitted by the SEC to register for resale the Reduction Securities (or such portion thereof as the SEC will allow to be registered for resale at such time) pursuant to a new registration statement covering the resale of the Reduction Securities (or such portion thereof as the SEC will allow to be registered for resale at such time) for an offering to be made on a continuous basis pursuant to Rule 415 and shall file such new registration statement with the SEC within thirty (30) calendar days following (x) the date that the SEC would allow or permit such additional registration statement to be filed or (y) the date on which the Company first learned the date that the SEC would allow or permit such additional registration statement to be filed, whichever of (x) or (y) is the later date;

(e)                                  furnish to the Purchaser with respect to the Shares and the Warrant Shares registered under the Resale Registration Statement (and to each underwriter, if any, of such Shares and Warrant Shares) such number of copies of prospectuses and such other documents as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares and the Warrant Shares by the Purchaser;

(f)                                   file documents required of the Company for normal Blue Sky clearance in states specified in writing by the Purchaser; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

(g)                                  bear all expenses in connection with the procedures in paragraphs (a) through (e) of this Section 7.1 and the registration of the Shares and the Warrant Shares on behalf of the Purchasers pursuant to the Resale Registration Statement, other than fees and expenses, if any, of counsel or other advisers to the Purchaser or the Other Purchasers or underwriting discounts, brokerage fees and commissions incurred by the Purchaser or the Other Purchasers, if any in connection with the offering of the Shares and the Warrant Shares on behalf of the Purchasers pursuant to the Resale Registration Statement;

(h)                                 (1) by 9:00 a.m. (New York City time) on the Trading Day immediately following the date hereof, issue a press release disclosing the material terms of the transactions contemplated hereby, and (2) file a Current Report on Form 8-K, including the form of Agreements as exhibits thereto, with the SEC within the time required by the Exchange Act.  From and after the issuance of such press release, the Company represents to the Purchaser that it shall have publicly disclosed all material, non-public information delivered to any of the Purchasers by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents, in connection with the transactions contemplated by the Agreements. In addition, effective upon the issuance of such press release, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates on the one hand, and the Purchaser or any of its Affiliates on the other hand, in connection with the transactions contemplated by this Purchase Agreement and the Warrants shall terminate, provided that the foregoing provisions of this sentence shall not be applicable if the Purchaser is Valence Life Sciences LLC, HealthCare Ventures Strategic Fund, L.P. (“HealthCare Strategic”), HealthCare Ventures IX, L.P. (“HealthCare IX”), HealthCare Ventures VIII, L.P. (“HealthCare VIII”, and together with HealthCare Strategic and HealthCare IX, the HealthCare Parties, any affiliates of the HealthCare Parties, or Eli Lilly and Company. The Company and the Purchaser shall consult with each other in issuing any other press release or making any public statement with respect to the transactions contemplated hereby, and neither the Company nor the Purchaser shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any such press release or public statement of the Purchaser, or without the prior consent of the Purchaser, with respect to any such press release or public statement of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such press release or public statement.  Notwithstanding the foregoing, the Company shall not publicly disclose the name of the Purchaser, or include the name of the Purchaser in any filing with the SEC or any regulatory agency or Trading Market, without the prior written consent of the Purchaser, except (a) as required by United States federal securities law in connection with (i) any registration statement and (ii) the filing with the SEC of the Agreements and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchaser with prior notice of such disclosure permitted under this clause (b); and

(i)                                     at any time during the period commencing on the six (6) month anniversary of the date hereof and ending at such time that the Shares and the Warrant Shares may be sold without the requirement for the Company to be in compliance with Rule 144(c)(1)

and otherwise without restriction or limitation pursuant to Rule 144, if the Company (1) shall fail for any reason to satisfy the current public information requirement under Rule 144(c) or (2) has ever been an issuer described in Rule 144(i)(1)(i) or becomes such an issuer in the future, and the Company shall fail to satisfy any condition set forth in Rule 144(i)(2) (each of the events described in the foregoing clause (1) or the foregoing clause (2) of this Section 7.1(i) being hereinafter referred to as  a “Public Information Failure”), then the Company shall pay to the Purchaser, as partial liquidated damages and not as a penalty, with respect to any delay in or reduction of the Purchaser’s ability to sell Shares and Warrant Shares that is due to any such Public Information Failure, an amount per 30-day period equal to 1.0% of the purchase price paid by the Purchaser for its Shares pursuant to this Purchase Agreement commencing on the day that Purchaser is unable to or delayed in Selling Shares and Warrant Shares due to a Public Information Failure (pro-rated for any period totaling less than thirty (30) days) until the earlier of (a) the date such Public Information Failure is cured and (b) such time that such Public Information Failure no longer prevents or delays the Purchaser from transferring the Shares and Warrant Shares pursuant to Rule 144; and for any such 30 day period, such payment shall be made no later than three business days following such 30 day period. Notwithstanding the foregoing provisions, in no event shall the Company be obligated to pay any liquidated damages pursuant to this Section 7.1(i) (x) if any registration statement covering the resale of the Shares and the Warrant Shares by the Purchasers pursuant to an offering to be made on a continuous basis pursuant to Rule 415 promulgated under the Securities Act has been declared effective by the SEC and remains effective, (y) with respect to any Shares or Warrant Shares for any period of time if the Company is obligated to pay to any Other Purchaser liquidated damages pursuant to Section 7.1(i) of the Agreement executed by such Other Purchaser with respect to such Shares or Warrant Shares for the same period of time, or (z) in an aggregate amount that exceeds 10% of the purchase price paid by the Purchaser for the Shares and the Warrants pursuant to this Purchase Agreement.

The Company understands that the Purchaser disclaims being an underwriter, but the Purchaser being deemed an underwriter shall not relieve the Company of any obligations it has hereunder.  A draft of the proposed form of the questionnaire related to the Resale Registration Statement to be completed by the Purchaser is attached hereto as Appendix I.

It is understood and agreed that the Company has the right to take any and all steps necessary to convert the Resale Registration Statement from a Form S-1 to a Form S-3 at any time after the Company becomes eligible to do so under applicable rules and regulations of the SEC.

7.2                               Transfer of Shares After Registration.  The Purchaser agrees that it will not effect any disposition of the Shares or the Warrant Shares or its right to purchase the Shares or the Warrant Shares that would constitute a sale within the meaning of the Securities Act or pursuant to any applicable state securities laws, except as contemplated in the Resale Registration Statement referred to in Section 7.1 or as otherwise permitted by law, and that it will promptly notify the Company of any changes in the information set forth in the Resale Registration Statement regarding the Purchaser or its plan of distribution.

7.3                               Indemnification.  For the purpose of this Section 7.3:

(a)                                 For the purpose of this Section 7.3: (i) the term “Purchaser/Affiliate” shall mean any affiliate of the Purchaser, including a transferee who is an affiliate of the Purchaser, and any person who controls the Purchaser or any affiliate of the Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act; and (ii) the term “Resale Registration Statement” shall include any preliminary prospectus, final prospectus, free writing prospectus, exhibit, supplement or amendment included in or relating to, and any document incorporated by reference in, the Resale Registration Statement referred to in Section 7.1.

(b)                                 The Company agrees to indemnify and hold harmless the Purchaser and each Purchaser/Affiliate, against any losses, claims, damages, liabilities or expenses, joint or several, to which the Purchaser or Purchaser/Affiliates may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in (1) the Resale Registration Statement, including the Prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Resale Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rules 430B, 430C or 434, of the Rules and Regulations, or (2) the Prospectus, in the form first filed with the SEC pursuant to Rule 424(b) of the Regulations, or filed as part of the Resale Registration Statement at the time of effectiveness if no Rule 424(b) filing is required or any amendment or supplement thereto; (ii) arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in the Resale Registration Statement or any amendment or supplement thereto not misleading or in the Prospectus or any amendment or supplement thereto not misleading in light of the circumstances under which they were made; or (iii) arise out of or are based in whole or in part on any inaccuracy in the representations or warranties of the Company contained in this Purchase Agreement, or any failure of the Company to perform its obligations hereunder or under law, and will promptly reimburse the Purchaser and each Purchaser/Affiliate for any legal and other expenses as such expenses are reasonably incurred by the Purchaser or such Purchaser/Affiliate in connection with investigating, defending or preparing to defend, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable for amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, and the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (A) an untrue statement or alleged untrue statement or omission or alleged omission made in the Resale Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use therein; (B) the failure of the Purchaser to comply with the covenants and agreements contained in Sections 5.12 or 7.2 hereof respecting the sale of the Shares and the Warrants; (C) the inaccuracy of any representation or warranty made by the Purchaser herein; or (D) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser.

(c)                                  The Purchaser will severally, but not jointly with the Other Purchasers, indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Resale Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Resale Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, but only if such settlement is effected with the written consent of the Purchaser) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure to comply with the covenants and agreements contained in Sections 5.12 or 7.2 hereof respecting the sale of the Shares and the Warrants; (ii) the inaccuracy of any representation or warranty made by the Purchaser herein; or (iii) any untrue or alleged untrue statement of any material fact contained in the Resale Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements in the Resale Registration Statement or any amendment or supplement thereto not misleading or in the Prospectus or any amendment or supplement thereto not misleading in the light of the circumstances under which they were made, in each case under this clause (iii) to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Resale Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use therein; and will reimburse the Company, each of its directors, each of its officers who signed the Resale Registration Statement or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Resale Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Purchaser’s aggregate liability under this Section 7 shall not exceed the amount of proceeds received or that could be received by the Purchaser on the sale pursuant to the Resale Registration Statement of the Shares and the Warrant Shares purchased by the Purchaser.

(d)                                 Promptly after receipt by an indemnified party under this Section 7.3 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7.3 promptly notify the indemnifying party in writing thereof, but the omission to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 7.3 to the extent it is not prejudiced as a result of such failure.  In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party, and the indemnifying party and the indemnified party shall have reasonably concluded, based on an opinion of counsel reasonably satisfactory to the indemnifying party, that there may be a conflict of interest between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties.  Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7.3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, reasonably satisfactory to such indemnifying party, representing all of the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party. The indemnifying party shall not be liable for any settlement of any action without its written consent.  In no event shall any indemnifying party be liable in respect of any amounts paid in settlement of any action unless the indemnifying party shall have approved in writing the terms of such settlement; provided that such consent shall not be unreasonably withheld.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnification could have been sought hereunder by such indemnified party from all liability on claims that are the subject matter of such proceeding, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(e)                                  If the indemnification provided for in this Section 7.3 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs (a), (b) or (c) of this Section 7.3 in respect to any losses, claims, damages, liabilities or expenses referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Purchaser from the private placement of Common Stock hereunder or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but the relative fault of the Company and the Purchaser in connection with the statements or omissions or inaccuracies in the representations and warranties in this Purchase Agreement and/or the Resale Registration Statement that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and the Purchaser on the other shall be deemed to be in the same proportion as the amount paid by the Purchaser to the Company pursuant to this Purchase Agreement for the Shares and the Warrants purchased by the Purchaser that were sold pursuant to the Resale Registration Statement bears to the difference (the “Difference”) between the amount the Purchaser paid for the Shares and the Warrants that were sold pursuant to the Resale Registration Statement and the amount received by the Purchaser from such sale.  The relative fault of the Company on the one hand and the Purchaser on the other shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company or by the Purchaser and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this Section 7.3, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.  The provisions set forth in paragraph (d) of this Section 7.3 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this paragraph (e); provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under paragraph (d) for purposes of indemnification.  The Company and the Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7.3 were determined solely by pro rata allocation (even if the Purchaser were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph.  Notwithstanding the provisions of this Section 7.3, the Purchaser shall not be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages that the Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Purchaser’s obligation to contribute pursuant to this Section 7.3 are several and not joint with the Other Purchasers’ obligation to contribute pursuant to Section 7.3 of the Agreements between the Other Purchasers and the Company.

7.4                               Termination of Conditions and Obligations.  The restrictions imposed by Section 5.12 or Section 7.2 upon the transferability of the Shares and the Warrant Shares shall cease and terminate as to any particular number of the Shares and the Warrant Shares upon the earlier of (i) the passage of two years from the effective date of the Resale Registration Statement covering such Shares or Warrant Shares, as applicable, and (ii) at such time as an opinion of counsel satisfactory in form and substance to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

7.5                               Information Available.  The Company, upon the reasonable request of the Purchaser, shall make available for inspection by the Purchaser, any underwriter participating in any disposition pursuant to the Resale Registration Statement and any attorney, accountant or other agent retained by the Purchaser or any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, employees and independent accountants to supply all information reasonably requested by the Purchaser or any such underwriter, attorney, accountant or agent in connection with the Resale Registration Statement.

7.6                               Delay in Filing or Effectiveness of Registration Statement.  If the Resale Registration Statement is not filed by the Company with the SEC on or prior to the Filing Deadline, then for each day following the Filing Deadline until but excluding the date the Resale Registration Statement is filed or, if earlier, until the date the Shares and the Warrant Shares purchased hereunder may be sold pursuant to Rule 144 under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold (the “Applicable Rule 144 Full Liquidity Date”), or if the Resale Registration Statement is not declared effective by the SEC by the Effective Deadline (unless the SEC seeks to impose, or notifies the Company that the SEC is considering, a limitation in the number of shares of Common Stock that the Purchaser and the Other Purchasers may include in the Resale Registration Statement, in which case the provisions of this Section 7.6 shall not be applicable if the Resale Registration Statement is not declared effective by the SEC by the Effective Deadline), then for each day following the Effective Deadline until but excluding the date the SEC declares the Resale Registration Statement effective or, if earlier, until the Applicable Rule 144 Full Liquidity Date, the Company shall, for each such day, pay the Purchaser with respect to any such failure, as liquidated damages and not as a penalty, an amount per 30-day period equal to 1.0% of the purchase price paid by the Purchaser for its Shares pursuant to this Purchase Agreement; and for any such 30-day period, such payment shall be made no later than three business days following such 30-day period.  If the Purchaser shall be prohibited from selling Shares under the Resale Registration Statement as a result of a Suspension of more than thirty (30) days or Suspensions on more than two (2) occasions of not more than thirty (30) days each in any 12-month period, then for each day prior to the Applicable Rule 144 Full Liquidity Date on which a Suspension is in effect that exceeds the maximum allowed period for a Suspension or Suspensions, but not including any day on which a Suspension is lifted, the Company shall pay the Purchaser, as liquidated damages and not as a penalty, an amount per 30-day period equal to 1.0% of the purchase price paid by the Purchaser for its Shares pursuant to this Purchase Agreement for each such 30-day period, and such payment shall be made no later than the first business day of the calendar month next succeeding the month in which such day occurs.  For purposes of this Section 7.6, a Suspension shall be deemed lifted on the date that notice that the Suspension has been lifted is delivered to the Purchaser pursuant to Section 5.12 of this Purchase Agreement.  Any payments made pursuant to this Section 7.6 shall not constitute the Purchaser’s exclusive remedy for such events; provided, however, that any payments made by the Purchaser pursuant to this Section 7.6 shall reduce the amount of any damages that the Purchaser may be entitled to as a remedy for such events.  Notwithstanding the foregoing provisions, in no event shall the Company be obligated to pay any liquidated damages pursuant to this Section 7.6 (i) with respect to any Shares or Warrant Shares for any period of time if the Company is obligated to pay to any Other Purchaser liquidated damages pursuant to Section 7.6 of the

Agreement executed by such Other Purchaser with respect to such Shares or Warrant Shares for the same period of time or (ii) in an aggregate amount that exceeds 10% of the purchase price paid by the Purchaser for the Shares and the Warrants pursuant to this Purchase Agreement.   Such payments shall be made to the Purchasers in cash.

7.7                               Non-Exclusive Remedy.  The respective rights of indemnification of each of the Company and the Purchaser under this Section 7 shall not be exclusive of any other remedy available to either the Company or the Purchaser under applicable law.

7.8                               Stockholder Approval.  The Company shall hold a special meeting of shareholders (which may also be at the annual meeting of shareholders) at the earliest practical date, but in no event later than 90 days following the Closing Date, for the purpose of obtaining Stockholder Approval, with the recommendation of the Company’s Board of Directors that such proposal be approved, and the Company shall solicit proxies from its shareholders in connection therewith in the same manner as all other management proposals in such proxy statement and all management-appointed proxyholders shall vote their proxies in favor of such proposal. The Company shall use its reasonable best efforts to obtain such Stockholder Approval. If the Company does not obtain Stockholder Approval at the first meeting, the Company shall call a meeting every four months thereafter to seek Stockholder Approval until the earlier of the date Stockholder Approval is obtained or the Warrants are no longer outstanding.

7.9                               Future Issuances of Common Stock or Common Stock Equivalents.

(a)                                 From the date hereof until 60 days after the effective date of the Resale Registration Statement, neither the Company nor any Subsidiary shall issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock Equivalents.   Notwithstanding the foregoing, this Section 7.9(a) shall not apply in respect of an Exempt Issuance.

(b)                                 For the purpose of this Purchase Agreement, the following definitions shall apply:

(i)                                     “Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

(ii)                                  “Exempt Issuance” means the issuance of (1) shares of Common Stock or options to employees, consultants, officers or directors of the Company pursuant to any stock or option plan duly adopted for such purpose by the Company’s Board of Directors or a majority of the members of a committee established for such purpose; (2) shares of Common Stock upon exercise, exchange or conversion of securities that are issued and outstanding on the Closing Date and that are exercisable, exchangeable for or convertible into shares of Common

Stock, provided that such securities have not been amended since the Closing Date to increase the number of such shares of Common Stock or to decrease the exercise, exchange or conversion price of such securities; (3) securities in accordance with existing obligations of the Company to Company employees, consultants, officers, directors or agents; (4) securities to any current or former employees, consultants, officers, directors or agents of the Company in satisfaction of or in settlement of any disputes or controversies concerning the terms of such person’s employment, consulting or other service relationship with the Company or the terms of such person’s separation from the Company; (5) securities pursuant to a merger, consolidation, acquisition, business combination, licensing, joint venture, strategic alliance, corporate partnering or similar transaction the primary purpose of which is not to raise equity capital; (6) securities in connection with any stock split, stock dividend, recapitalization or similar transaction by the Company; (7) securities as consideration, whether in whole or in part, to any person or entity for providing services or supplying goods to the Company; (8) securities to any entity which is or will be, itself or through its subsidiaries or affiliates, an operating company in a business related to or complementary with the business of the Company and in which the Company receives material benefits in addition to the investment of funds; (9) securities pursuant to any equipment leasing arrangement; (10) securities to any commercial bank, finance company or similar institution in connection with any loan, credit facility or lending arrangement entered into by the Company with any such bank finance company or similar institution; (11) securities to pay all or a portion of any investment banking, finders or similar fee or commission, which entitles the holders thereof to acquire shares of Common Stock at a price not less than the market price of the Common Stock on the date of such issuance and which is not subject to any adjustments other than on account of stock splits and reverse stock splits; and (12) securities as may be mutually agreed in writing prior to their issuance by the Company and either (I) those holders of warrants issued pursuant to the Agreements that represent at least 70% of the shares of Common Stock issuable upon exercise of all outstanding warrants issued pursuant to the Agreements or (II) the Purchaser.

SECTION 8.                            Placement Agents.  The Purchaser acknowledges that the Company intends to pay to the Placement Agents a fee in respect of the sale of the Shares and the Warrants to the Purchaser.  The Purchaser and the Company agree that the Purchaser shall not be responsible for such fee and that the Company will indemnify and hold harmless the Purchaser and each Purchaser/Affiliate against any losses, claims, damages, liabilities or expenses, joint or several, to which the Purchaser or Purchaser/Affiliate may become subject with respect to such fee.  Each of the parties hereto represents that, on the basis of any actions and agreements by it, there are no other brokers or finders entitled to compensation in connection with the sale of the Shares and the Warrants to the Purchaser.

SECTION 9.                            Independent Nature of Purchasers’ Obligations and Rights.  The obligations of the Purchaser under this Purchase Agreement are several and not joint with the obligations of any Other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any Other Purchaser under the Agreements.  The decision of the Purchaser to purchase the Shares and the Warrants pursuant to the Agreements has been made by the Purchaser independently of any Other Purchaser.  Nothing contained in the Agreements, and no action taken by the Purchaser or any Other Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Agreements.  The Purchaser acknowledges that no Other Purchaser has acted as agent for the Purchaser in connection with making the Purchaser’s investment hereunder and that no Other Purchaser will be acting as agent of the Purchaser in connection with monitoring the Purchaser’s investment in the Shares and the Warrants or enforcing the Purchaser’s rights under this Purchase Agreement.  The Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Purchase Agreement, and it shall not be necessary for any Other Purchaser to be joined as an additional party in any proceeding for such purpose.

SECTION 10.                     Notices.  All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, e-mail, confirmed facsimile or nationally recognized overnight express courier postage prepaid, and shall be deemed given when so mailed and shall be delivered as addressed as follows:

(a)                                 if to the Company, to:

Leap Therapeutics, Inc.

47 Thorndike Street, Suite B1-1

Cambridge, MA 02141

Attention: Chief Executive Officer

Facsimile: 617-588-1606

with a copy to:

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110

Attention: Julio E. Vega, Esquire

William S. Perkins, Esquire

Telecopier: (617) 951-8736

or to such other person at such other place as the Company shall designate to the Purchaser in writing; and

(b)                                 if to the Purchaser, at its address as set forth at the end of this Purchase Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

SECTION 11.                     Changes.  This Purchase Agreement may not be modified, amended or waived except pursuant to an instrument in writing signed by the Company and the Purchaser; provided, however, that any of the provisions of Section 7 of this Purchase Agreement may be modified, amended or waived pursuant to an instrument in writing signed by the Company and those Purchasers (or their assignees or transferees) that, at the time of modification, amendment or waiver, are the holders of shares of Common Stock issued pursuant to the Agreements that represent at least 70% of all of the shares of Common Stock issued to the Purchasers pursuant to the Agreements so long as any such modification, amendment or waiver applies to all Agreements in the same fashion.  Any amendment or waiver effected in accordance with this Section 11 shall be binding upon each holder of any securities purchased under this Purchase Agreement at the time outstanding, each future holder of all such securities, and the Company.

SECTION 12.                     Headings.  The headings of the various sections of this Purchase Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Purchase Agreement.

SECTION 13.                     Severability.  In case any provision contained in this Purchase Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

SECTION 14.                     Governing Law; Venue.  This Purchase Agreement is to be construed in accordance with and governed by the federal law of the United States of America and the internal laws of the State of New York without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of New York to the rights and duties of the parties.  Each of the Company and the Purchaser submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Purchase Agreement and the transactions contemplated hereby.  Each of the Company and the Purchaser irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.  In the event of any legal proceeding arising out of or relating to this Purchase Agreement and the transactions contemplated hereby, the prevailing party in any such legal proceeding shall be entitled to recover out-of-pocket costs and expenses (including reasonable fees and disbursements of attorneys and experts) from the non-prevailing party in addition to any damage award that the non-prevailing party may be entitled to recover under applicable law.

SECTION 15.                     Counterparts.  This Purchase Agreement may be executed in counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.  Facsimile or pdf signatures shall be deemed original signatures.

SECTION 16.                     Entire Agreement.  This Purchase Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters.  Each party expressly represents and warrants that it is not relying on any oral or written representations, warranties, covenants or agreements outside of this Purchase Agreement.

SECTION 17.                     Fees and Expenses.  Except as set forth herein, each of the Company and the Purchaser shall pay its respective fees and expenses related to the transactions contemplated by this Purchase Agreement.

SECTION 18.                     Parties.  This Purchase Agreement is made solely for the benefit of and is binding upon the Purchaser and the Company and to the extent provided in Section 7.3, any person entitled to indemnification thereunder, and their respective executors, administrators, successors and assigns and, subject to the provisions of Section 7.3, no other person shall acquire or have any right under or by virtue of this Purchase Agreement. The term “successor and assigns” shall not include any subsequent purchaser, as such purchaser, of the Shares and the Warrants sold to the Purchaser pursuant to this Purchase Agreement.

SECTION 19.                     Further Assurances.  Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurance as may be reasonably requested by any other party to evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Purchase Agreement.

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the parties have caused this Purchase Agreement to be executed by their duly authorized representatives as of the day and year first above written.

LEAP THERAPEUTICS, INC.

By:
Name:
Title:

Print or Type:

Name of Purchaser

Jurisdiction of Purchaser’s Executive Offices

Name of Individual representing Purchaser

Title of Individual representing Purchaser

Signature by:

Individual representing Purchaser:

Address:

Telephone:

Facsimile:

E-mail:

List of Purchasers

Investor	Shares
Valence Helix Investments, LLC	258,833
Kingsbrook Opportunities Master Fund LP	41,085
Lincoln Park Capital Fund, LLC	50,000
Tiburon Opportunity Fund LP	82,169
DAFNA Lifesciences LP	145,440
DAFNA Lifesciences Select LP	101,068
Empery Asset Master, LTD	30,554
Empery Tax Efficient, LP	14,588
Empery Tax Efficient II, LP	37,027
Sabby Volatility Warrant Master Fund, Ltd.	200,000
CVI Investments, Inc.	85,000
Julio E. Vega	32,868
Eli Lilly and Company	821,693
Healthcare Ventures IX, L.P.	1,057,769
Total	2,958,094

Exhibit A

Form of Warrant

Exhibit B

Form of Voting Agreement

APPENDIX I

SUMMARY INSTRUCTION SHEET FOR PURCHASER

(to be read in conjunction with the entire Purchase Agreement which follows)

A.                                    Complete the following items on BOTH Purchase Agreements (Sign two originals):

1.                                      Signature Page:

(i)                                     Name of Purchaser

(ii)                                  If an Institution, Name of Individual representing Purchaser

(iii)                               If an Institution, Title of Individual representing Purchaser

(iv)                              Signature of Individual / Individual representing Purchaser

2.                                      Appendix I — Stock Certificate Questionnaire/Resale Registration Statement Questionnaire:

Provide the information requested by the Stock Certificate Questionnaire and the Resale Registration Statement Questionnaire.

3.                                      Return BOTH properly completed and signed Purchase Agreements including the properly completed Appendix I to (initially by email with original by overnight delivery):

Raymond James & Associates, Inc.

277 Park Avenue, Fourth Floor

New York, NY 10176

Attention: Ed Newman

E-mail: Ed.Newman@RaymondJames.com

B.                                    Instructions regarding the transfer of funds for the purchase of [Shares] / [Warrant Shares] will be sent by email to the Purchaser by the Placement Agents at a later date.

C.                                    Upon the resale of the [Shares] / [Warrant Shares] by the Purchasers after the Registration Statement covering the [Shares] / [Warrant Shares] is effective, as described in the Purchase Agreement, the Purchaser:

1.                                      must deliver a current prospectus of the Company to the buyer (prospectuses must be obtained from the Company at the Purchaser’s request); and

2.                                      must send a letter in the form of Appendix II to the Company so that the [Shares] / [Warrant Shares] may be properly transferred.

LEAP THERAPEUTICS, INC.
STOCK CERTIFICATE QUESTIONNAIRE

Pursuant to Section 3 of the Purchase Agreement, please provide us with the following information:

1.	The exact name that your [Shares] / [Warrant Shares] are to be registered in (this is the name that will appear on your [stock] / [warrant] certificate(s)). You may use a nominee name if appropriate:

2.	The relationship between the Purchaser of the [Shares] / [Warrant Shares] and the Registered Holder listed in response to item 1 above:

3.	The mailing address of the Registered Holder listed in response to item 1 above:

4.	The Tax Identification Number of the Registered Holder listed in response to item 1 above:

1

COMPANY
RESALE REGISTRATION STATEMENT QUESTIONNAIRE

In connection with the preparation of the Registration Statement, please provide us with the following information:

SECTION 1.                            Pursuant to the “Selling Stockholder” section of the Registration Statement, please state [your] / [your organization’s] name exactly as it should appear in the Registration Statement:

SECTION 2.                            Please provide the number of shares that [you] / [your organization] will own immediately after Closing, including those [Shares] / [Warrant Shares] purchased by your organization pursuant to this Purchase Agreement and those shares purchased by [you] / [your organization] through other transactions and provide the number of shares that [you] / [your organization] has the right to acquire within 60 days of Closing:

SECTION 3.                            [Have you] / [Has your organization] had any position, office or other material relationship within the past three years with the Company or its affiliates?

☐   Yes      ☐   No

If “yes,” please indicate the nature of any such relationships below:

2

SECTION 4.                            (a) Are you (i) a FINRA Member (see definition), (ii) a Controlling (see definition) shareholder of a FINRA Member, (iii) a Person Associated with a Member of the FINRA (see definition), or (iv) an Underwriter or a Related Person (see definition below) with respect to the proposed offering; (b) do you own any shares or other securities of any FINRA Member not purchased in the open market; or (c) have you made any outstanding subordinated loans to any FINRA Member?

Answer:  ☐ Yes   ☐ No  If “yes,” please describe below

FINRA Member.  The term “FINRA Member” means either any broker or dealer admitted to membership in the Financial Industry Regulatory Authority (formerly, the National Association of Securities Dealers, Inc., “FINRA”).  (FINRA Manual, By-laws of FINRA Regulation, Inc. Article I, Definitions)

Control.  The term “control” (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, direct or indirect, of the power, either individually or with others, to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise.  (Rule 405 under the Securities Act of 1933, as amended)

Person Associated with a member of the FINRA.  The term “person associated with a member of the FINRA” means every sole proprietor, partner, officer, director, branch manager or executive representative of any FINRA Member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by a FINRA Member, whether or not such person is registered or exempt from registration with the FINRA pursuant to its bylaws.  (FINRA Manual, By-laws of FINRA Regulation, Inc. Article I, Definitions)

Underwriter or a Related Person.  The term “underwriter or a related person” means, with respect to a proposed offering, underwriters, underwriters’ counsel, financial consultants and advisors, finders, members of the selling or distribution group, and any and all other persons associated with or related to any of such persons.  (FINRA Interpretation)

3

APPENDIX II

Continental Stock Transfer & Trust Company
One State Street, 30th Floor
New York, New York 10004
Attention: [           ]

PURCHASER’S CERTIFICATE OF SUBSEQUENT SALE

The undersigned, [an officer of, or other person duly authorized by

] hereby certifies

[fill in official name of institution]

that [they are] / [said institution is] the Purchaser of the shares evidenced by the attached certificate,

and as such, sold such shares on                              in accordance with the terms of the

[date]

Purchase Agreement and in accordance with Registration Statement

number                                                                                                                               or otherwise in accordance with

[fill in the number of or otherwise identify Registration Statement]

the Securities Act of 1933, as amended, and, in the case of a transfer pursuant to the Registration Statement, the requirement of delivering a current prospectus by the Company has been complied with in connection with such sale.

Print or Type:

Name of Purchaser:

[Name of Individual
representing
Purchaser: ]

[Title of Individual
representing
Purchaser: ]

Signature by:

[Purchaser] / [Individual
representing Purchaser]: